 EXHIBIT 10.5
Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE 1	OF PAGES 2
2. AMENDMENT/MODIFICATION NO. 00012	3. EFFECTIVE DATE 06/21/2018	4. REQUISITION/PURCHASE NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	2543	7. ADMINISTERED BY (If other than Item 6) CODE		2543
Centers for Disease Control and Prevention		Centers for Disease Control and Prevention
Office of Acquisition Services (OAS)		Office of Acquisition Services (OAS)
2920 Brandywine Rd, RM 3000		2920 Brandywine Rd, RM 3000
Atlanta, GA 30341-5539		Atlanta, GA 30341-5539
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State and ZIP Code)		☑	9A. AMENDMENT OF SOLICITATION NO.
EMERGENT BIODEFENSE OPERATIONS LANSING LLC
3500 N MARTIN LUTHER KING JR BLVD			9B. DATED (SEE ITEM 11)

LANSING, MI 48906-2933			10A. MODIFICATION OF CONTRACT/ORDER NO.
200-2017-92634
		X	10B. DATED (SEE ITEM 13)
CODE 026489018	FACILITY CODE		12/08/2016
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
 The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers   is extended, is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning                         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Section B
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
☑			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

X
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).  Change in appropriation data

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒ is not, is required to sign this document and return ________ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this modification is to correct appropriation data.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Christine N Godfrey
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA By /s/ Christine N Godfrey (Signature of Contracting Officer)	16C. DATE SIGNED 06/21/2018
NSN 7540-01-152-8070 STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE 30-105 Prescribed by GSA
FAR (48 CFR) 53.243

ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE			EXTENDED PRICE
2004	Biothrax/AVA	[**] Doses	$	[	**]	$	[	**]
Line(s) Of Accounting: 9390AX3 2642 2018 75-18-0943 5623RF1101 ($[**] 939ZWUX 2642 2018 75-X-0956 5664711101 $[**]